Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donovan Jones, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report of CounterPath Corporation (the “Company”) on Form 10-K for the year ended April 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donovan Jones
Donovan Jones
President and Chief Executive Officer
(Principal Executive Officer)

July 12, 2017

I, David Karp, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report of CounterPath Corporation (the “Company”) on Form 10-K for the year ended April 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Karp
David Karp
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)

July 12, 2017